Monteagle Funds
Monteagle Informed Investor Growth Fund

Supplement dated January 1, 2013
to the Prospectus dated December 28, 2012

The following is added at the end of the “Temporary Defensive Position” section on page 10 of the Prospectus for the Monteagle Informed Investor Growth Fund: The Fund currently does not invest in leveraged or other ETFs that create indirect exposure for the Fund to “commodity interests” as defined in the Commodity Exchange Act that would cause the Fund to be considered a “commodity pool” under that Act. As a result, fewer types of ETFs are available for the Sub-adviser to engage in the temporary measures described. This may potentially result in reduced performance returns and/or reduced risk to the Fund and its shareholders.

Monteagle Funds
1-888-263-5593
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